EXHIBIT (23)

Consent of Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following registration statements of our reports dated August 6, 2020, relating to the consolidated financial statements of The Procter & Gamble Company and the effectiveness of The Procter & Gamble Company’s internal control over financial reporting, appearing in this Annual Report on Form 10-K for the year ended June 30, 2020:

1.Post-Effective Amendment No. 1 to Registration Statement No. 33-49289 on Form S-8 for The Procter & Gamble 1992 Stock Plan;
2.Registration Statement No. 33-47656 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;
3.Registration Statement No. 33-50273 on Form S-8 for The Procter & Gamble Commercial Company Employees’ Savings Plan;
4.Registration Statement No. 33-51469 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors’ Stock Plan;
5.Registration Statement No. 333-14381 on Form S-8 for Profit Sharing Retirement Plan of The Procter & Gamble Commercial Company;
6.Registration Statement No. 333-21783 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);
7.Registration Statement No. 333-37905 on Form S-8 for The Procter & Gamble Future Shares Plan;
8.Registration Statement No. 333-51213 on Form S-8 for Group Profit Sharing, Incentive and Employer Contribution Plan (France);
9.Registration Statement No. 333-51219 on Form S-8 for Procter & Gamble Ireland Employees Share Ownership Plan;
10.Registration Statement No. 333-51221 on Form S-8 for Employee Stock Purchase Plan (Japan);
11.Registration Statement No. 333-34606 on Form S-8 for The Procter & Gamble Future Shares Plan;
12.Registration Statement No. 333-44034 on Form S-8 for Procter & Gamble International Stock Ownership Plan;
13.Registration Statement No. 333-47132 on Form S-8 for Employee Stock Purchase Plan (Japan);
14.Registration Statement No. 333-75030 on Form S-8 for The Procter & Gamble 2001 Stock and Incentive Compensation Plan;
15.Registration Statement No. 333-100561 on Form S-8 for The Procter & Gamble (U.K.) 1-4-1 Plan;
16.Registration Statement No. 333-108991 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);
17.Registration Statement No. 333-108993 on Form S-8 for Employee Stock Purchase Plan (Japan);
18.Registration Statement No. 333-108994 on Form S-8 for Procter & Gamble Ireland Employees Share Plan;
19.Registration Statement No. 333-108995 on Form S-8 for Group Profit Sharing, Incentive and Employer Contribution Plan (France);
20.Registration Statement No. 333-108997 on Form S-8 for Procter & Gamble International Stock Ownership Plan;
21.Registration Statement No. 333-108998 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors’ Stock Plan;
22.Registration Statement No. 333-108999 on Form S-8 for The Procter & Gamble 1992 Stock Plan;
23.Registration Statement No. 333-111304 on Form S-8 for The Procter & Gamble 2003 Non-Employee Directors’ Stock Plan;
24.Amendment No. 1 to Registration Statement No. 333-113515 on Form S-3 for The Procter & Gamble Company Debt Securities and Warrants;
25.Amendment No. 3 to Registration Statement No. 333-123309 on Form S-4 for The Procter & Gamble Company;

26.Registration Statement No. 333-128859 on Form S-8 for certain employee benefit plans of The Gillette Company (2004 Long-Term Incentive Plan of The Gillette Company; 1971 Stock Option Plan of The Gillette Company; James M. Kilts Non-Statutory Stock Option Plan; The Gillette Company Employees’ Savings Plan; The Gillette Company Supplemental Savings Plan; The Gillette Company Global Employee Stock Ownership Plan (GESOP));
27.Registration Statement No. 333-143801 on Form S-8 for The Procter & Gamble Savings Plan;
28.Registration Statement No. 333-155046 on Form S-8 for Employee Stock Purchase Plan (Japan);
29.Registration Statement No. 333-161725 on Form S-8 for The Procter & Gamble Savings Plan;
30.Registration Statement No. 333-164612 on Form S-8 for The Procter & Gamble 2009 Stock and Incentive Compensation Plan;
31.Registration Statement No. 333-192841 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);
32.Registration Statement No. 333-199592 on Form S-8 for The Procter & Gamble 2014 Stock and Incentive Compensation Plan;
33.Registration Statement No. 333-208407 on Form S-8 for The Profit Sharing Retirement Plan of The Procter & Gamble Commercial Company;
34.Registration Statement No. 333-208408 on Form S-8 for Procter & Gamble Ireland Employees Share Plan;
35.Registration Statement No. 333-208409 on Form S-8 for Procter & Gamble International Stock Ownership Plan;
36.Registration Statement No. 333-208410 on Form S-8 for The Procter & Gamble (U.K.) 1-4-1 Plan;
37.Registration Statement No. 333-208411 on Form S-8 for The Procter & Gamble Commercial Company Employees' Savings Plan;
38.Registration Statement No. 333-208412 on Form S-8 for Group Profit Sharing, Incentive and Employer Contribution Plan (France);
39.Registration Statement No. 333-221035 on Form S-3 for Debt Securities 2017 Registration;
40.Registration Statement No. 333-221037 on Form S-3 for The Procter & Gamble Company Direct Stock Purchase Plan 2017;
41.Registration Statement No. 333-221038 on Form S-3 for The Procter & Gamble U.K. Share Investment Scheme;
42.Registration Statement No. 333-234131 on Form S-8 for The Procter & Gamble 2019 Stock and Incentive Compensation Plan; and
43.Post-Effective Amendment No. 1 to Registration Statement No. 333-119592 on Form S-8 for The Procter & Gamble 2014 Stock and Incentive Compensation Plan.

/s/ Deloitte & Touche LLP

Cincinnati, Ohio
August 6, 2020